EXECUTIVE INVESTORS TRUST
                         SUPPLEMENT DATED JUNE 29, 1998
                       TO PROSPECTUS DATED APRIL 30, 1998


1. Item No. (7) under "How to Buy Shares-Waivers of Sales Charges" on page 22 should read as follows:

(7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 30:

Any subsequent dividend or other distribution will be reinvested in additional shares at net asset value until the Fund receives new instructions.

3. The first sentence of the second paragraph under "Investment Objectives and Policies-High Yield Fund" on page 10 is replaced with the following:

The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

4. The following paragraph is to follow the section entitled "Deep Discount Securities" on page 14:

      FOREIGN SECURITIES. Investing in foreign securities involves more risk than investing in securities of U.S. companies. HIGH YIELD FUND currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Changes in the value of foreign currencies can therefore significantly affect the Fund's share price. In addition, the Fund can be affected by changes in exchange control regulations, as well as by economic and political developments. There may be less publicly available information about foreign companies than comparable U.S. companies; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards that are comparable to those applied to U.S. companies; some foreign trading markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.



EITP698